UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2007
TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States	000-52313	62-0474417
created by an act of Congress	(Commission file number)	(I.R.S. Employer Identification No.)
(State or other jurisdiction of
incorporation or organization)

400 W. Summit Hill Drive	37902
Knoxville, Tennessee	(Zip Code)
(Address of principal executive offices)
(865) 632-2101
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions
     On January 24, 2007, TVA issued a press release announcing that its President and Chief Executive Officer (“CEO”) would make a presentation that will include highlights on TVA’s financial and operational performance for the first quarter of fiscal year 2007, which ended December 31, 2006, at the January 25, 2007, meeting of the TVA Board of Directors (the “Board”). A copy of this press release is furnished as Exhibit 99.1 hereto, and a copy of the written materials used in the CEO’s presentation will be posted at www.tva.com/finance as soon as possible after the Board meeting.
     The Board meeting will be held at the University of Memphis and will begin at 9 a.m. CST. The public can listen to the Board meeting live over the Internet via streaming audio at www.tva.com/news. After 5 p.m. EST Friday, January 26, the public can watch and/or listen to the TVA Board meeting via archived video and audio files at www.tva.com/news. These files will be available for at least one month.
     The information furnished in this Item 2.02, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any other document filed under the Exchange Act, except as shall be expressly set forth by specific reference in that filing. By furnishing the information set forth in this Item 2.02, including Exhibit 99.1, TVA makes no admission as to the materiality of this information.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On January 19, 2007, William W. Baxter informed the Honorable George W. Bush, the President of the United States, that he was resigning his position as a director of the Tennessee Valley Authority, effective immediately, to return full-time to the private sector.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
     This exhibit is furnished pursuant to Item 2.02 hereof and should not be deemed to be filed under the Exchange Act.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release Dated January 24, 2007, Concerning the January 25, 2007, Board Meeting

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority (Registrant)
Date: January 24, 2007	/s/ John M. Hoskins
John M. Hoskins
Interim Chief Financial Officer and Executive Vice President, Financial Services

EXHIBIT INDEX
     This exhibit is furnished pursuant to Item 2.02 hereof and should not be deemed to be filed under the Exchange Act.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release Dated January 24, 2007, Concerning the January 25, 2007, Board Meeting